Exhibit 10.1

JOINDER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

This JOINDER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Joinder”), dated as of August 1, 2011, is by and among OF AIR HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), OMNIFLIGHT HELICOPTERS, INC., a Texas corporation (“Omni Helicopters”), OMNIFLIGHT HELICOPTER SERVICES, INC., a Delaware corporation (“Omni Services”), OMNI TRANSPORT SYSTEMS, ALABAMA, LLC, a Nevada limited liability company (“Omni Alabama”), OMNI TRANSPORT SYSTEMS, CHARLESTON, LLC, a Nevada limited liability company (“Omni Charleston”), NATIVE AIR SERVICES, INC., a Nevada corporation (“Native Air”), NATIVE AMERICAN AIR AMBULANCE, INC., a Nevada corporation (“Native Ambulance Inc.”), NATIVE AMERICAN AIR AMBULANCE, LLC, a Delaware limited liability company (“Native Ambulance LLC”), ENCHANTMENT AVIATION, INC., a New Mexico corporation (“Enchantment”), OTS (SUB), LLC, an Alabama limited liability company (“OTS”, and together with Holdings, Omni Helicopters, Omni Services, Omni Alabama, Omni Charleston, Native Air, Native Ambulance Inc., Native Ambulance LLC, and Enchantment, each individually an “OF Borrower” and collectively, “OF Borrowers”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacities, “Agent”), PNC BANK, National Association, as a Lender, as Joint Lead Arranger and Documentation Agent,  BBVA COMPASS BANK, as a Lender, as Joint Lead Arranger and Co-Syndication Agent, BANK OF AMERICA, N.A., as a Lender, as Joint Lead Arranger and Co-Syndication Agent and the other Lenders party to the Loan Agreement (defined below).

Recitals

A.
On June 1, 2011, AIR METHODS CORPORATION, a Delaware corporation (“AMC”), entered into that certain Agreement and Plan of Merger dated June 1, 2011 among AMC, Air Methods Acquisition Sub, Inc., a Delaware corporation, Holdings and Wind Point Partners V, L.P., a Delaware limited partnership (the "OF Acquisition Agreement").

B.
AMC, ROCKY MOUNTAIN HOLDINGS, L.L.C., a Delaware limited liability company (“RMH”), MERCY AIR SERVICE, INC., a California corporation (“Mercy”), LIFENET, INC., a Missouri corporation (“Lifenet”), FSS AIRHOLDINGS, LLC, a Delaware limited liability company (“FSS”), CJ SYSTEMS AVIATION GROUP, INC., a Pennsylvania corporation (“CJ Systems”),AIR METHODS TRANSPORT COMPANY, a Delaware corporation (“AMTC”), UNITED ROTORCRAFT SOLUTIONS, LLC, a Texas limited liability company (“URS”), and SPECIAL JET SERVICES, LLC, a Delaware limited liability company (“SJS”) as borrowers and debtors (each individually, an “Existing Borrower” and collectively, the “Existing Borrowers”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, as lead arranger, sole book runner and administrative agent (“KeyBank” or “Agent”), PNC BANK, National Association, as a Lender, as Joint Lead Arranger and Documentation Agent,  BBVA COMPASS BANK, as a Lender, as Joint Lead Arranger and Co-Syndication Agent, BANK OF AMERICA, N.A., as a Lender, as Joint Lead Arranger and Co-Syndication Agent and the other Lenders are party to an Amended and Restated Loan Agreement dated as of July 5, 2011 (the “Loan Agreement”).

C.
The Loan Agreement contemplated that AMC would acquire the OF Borrowers pursuant to the transactions contemplated by the OF Acquisition Agreement and immediately following the closing of the transactions contemplated by the OF Acquisition Agreement, the OF Borrowers will become borrowers and debtors under the Loan Agreement on the terms and conditions described in this Joinder.

Any capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Loan Agreement.

Agreement

1.             OF Borrowers Joined as Borrower Under Loan Agreement.  Each OF Borrower, for good and valuable consideration received and intending to be legally bound, acknowledges and agrees that, effective upon the execution and delivery of this Joinder, each does hereby join, on a joint and several basis, and for all purposes become a Borrower under the Loan Agreement, and fully assumes and otherwise is entitled to and becomes obligated and liable for and undertakes to perform, all rights, benefits, burdens, obligations and liabilities of a Borrower under the Loan Agreement.

2.            Representations, Warranties, and Covenants.  Each OF Borrower joins and makes, as to itself and as of the date of this Joinder, each of the representations and warranties made by the Existing Borrowers in Article VI of the Loan Agreement and agrees to the covenants set forth in the Loan Agreement.  Any disclosures and exceptions to such representations and warranties that otherwise would be disclosed in the Schedules to the Loan Agreement are disclosed in the corresponding Schedules attached to this Joinder and shall be deemed, for purposes of this Joinder and by virtue of having been set forth in the Schedules attached to this Joinder, to have been set forth in the Schedules attached to the Loan Agreement.

3.            Grant of Security Interest.  Each OF Borrower hereby grants to Agent, for the benefit of the Lenders, a security interest in, and a Lien on, the following property of each OF Borrower wherever located and whether now owned or hereafter acquired:

(a)           All Accounts (other than any governmental Accounts that are not legally assignable by such OF Borrower), Inventory, general intangibles, payment intangibles, chattel paper, documents, and instruments, whether or not specifically assigned to Agent or any Lender, automotive equipment, motor vehicles and fixtures;

(b)           All guaranties, collateral, liens on, or security interests in, real or personal property, leases, letters of credit, and other rights, agreements, and property securing or relating to payment of Accounts;

(c)           All rights to receive the surplus funds, if any, which are payable to such OF Borrower following the termination of any Pension Plan and the satisfaction of all liabilities to participants and beneficiaries under such Pension Plan in accordance with applicable law;

(d)           All trademarks, trademark rights, patents, patent rights, intellectual property licenses and permits, trade names, trade name rights, and approvals, including, without limitation, those listed on Schedule 5.1(d) attached hereto, together with all income, royalties, damages and payments now and hereafter due and payable thereunder with respect thereto;

(e)           Equipment, whether or not affixed to realty, including Unencumbered Aircraft and equipment located thereon but excluding any Aircraft that is not an Unencumbered Aircraft;

(f)           All sale, service, performance and equipment lease contracts as to which such OF Borrower is lessee, agreements and grants (whether written or oral), and any other contract (whether written or oral) between such OF Borrower and any third party (except for any real property leases, or any equipment leases that do not allow an assignment of such leases by their terms, neither of which shall be Collateral);

(g)           The entire goodwill and all product lines of each OF Borrower’s businesses and other general intangibles, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae in connection with the use of and symbolized by the trademarks of such OF Borrower;

(h)           All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to Collateral;

(i)           All cash, cash equivalents, monies, securities (including all stock of any Affiliate owned by such OF Borrower (provided that with respect to any Foreign Subsidiary, such pledge shall be limited to sixty-five percent (65%) of such Foreign Subsidiary’s outstanding voting stock and stock equivalents and one hundred percent (100%) of such Foreign Subsidiary’s outstanding non-voting stock and stock equivalents), whether now owned or hereafter formed or acquired, and all proceeds thereof, and other property now or hereafter held, or received by, or in transit to, the Agent or any Lender from or for such OF Borrower, and all of such OF Borrower's investment property and financial assets (as each is defined in the UCC)), deposit accounts, including those described on Schedule 5.1(i) attached hereto, credits, and balances with Agent or any Lender existing at any time;

(j)           All parts (other than parts included in the purchase of Aircraft that is the subject of a Permitted Encumbrance), accessories, attachments, special tools, additions, replacements, substitutions, and accessions to or for all of the foregoing;

(k)           All Commercial Tort Claims, including those described on Schedule 5.1(k) attached hereto; and

(l)           All proceeds and products of all of the foregoing in any form, including, without limitation, amounts payable under any policies of insurance insuring the foregoing against loss or damage, and all increases and profits received from all of the foregoing;

provided, however, the Collateral shall not include any rights or interests of any OF Borrower under any licenses, leases or other contracts if and to the extent that the granting of a security interest in such licenses, leases or contract is prohibited as a matter of law (as opposed to a contractual prohibition); provided, further, (i) if any such prohibition is no longer effective, a security interest therein in favor of Agent shall automatically arise hereunder without any further action on the part of OF Borrowers or Agent and (ii) nothing contained herein shall be deemed to limit, impair or otherwise affect Agent's security interest in any rights or interests of any OF Borrower in or to monies due or to become due under any such agreement.

4.            Indebtedness Secured.  The Security Interest secures payment of any and all Indebtedness and the performance of all obligations and agreements of each OF Borrower to Agent or any Lender under this Joinder or any other Transaction Documents, whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, and whether such Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation:  (a) all Advances under the Revolving Line of Credit, the Revolving Notes, and the Swingline Note, and all Indebtedness under any Letters of Credit, including Reimbursement Obligations; (b) all amounts owed under the Term Loan; (c) all interest which accrues on any Indebtedness, until payment of such Indebtedness in full, including, without limitation, all interest provided for under this Agreement or any other Transaction Documents; (d) all other monies payable by OF Borrowers, and all obligations and agreements of OF Borrowers to Lenders, pursuant to the Transaction Documents; (e) all  Product Obligations; and (f) all monies payable by any Third Party, and all obligations and agreements of any Third Party to the Agent or any Lender, pursuant to any of the Transaction Documents.

5.            Notes.  Pursuant to the Loan Agreement and in connection with this Joinder, the outstanding Revolving Notes and Swingline Notes are being replaced with Amended and Restated Revolving Notes and an Amended and Restated Swingline Note, which amended notes add the OF Borrowers as makers, and such notes are the Revolving Notes and the Swingline Note, respectively, as defined in the Loan Agreement. Additionally, the OF Borrower and the Existing Borrowers shall execute and deliver to the Agent and the Lenders the Term Notes.

6.            Amendment.  Article VIII of the Loan Agreement is hereby amended to add a new Section 8.22 which shall read in its entirety as follows:

"8.22           CORPORATE HEADQUARTERS.

On or before December 31, 2011, (a) Borrowers shall have caused Borrowers' books and records, including Borrowers' records concerning the Collateral which are kept at the leased locations in Addison, Texas and Mesa, Arizona listed on Schedule 6.7, as amended by the Joinder and Amendment No. 1 to the Loan Agreement, to be relocated to Borrowers' chief executive offices located in Englewood, Colorado or (b) to the extent Borrowers the have not caused such books and records to be relocated to Borrowers' chief executive offices located in Englewood, Colorado, Borrowers shall have delivered to Agent a Landlord Agreement, in a form acceptable to Agent, executed by the landlord of such leased location."

7.            Conditions Precedent.  The terms of this Joinder shall become effective only when each of the following conditions has been completely satisfied as determined by Agent in its sole discretion:

(a)           Documents.  Agent shall have received this Joinder duly executed and delivered by the OF Borrowers, Agent, and Lenders; and

(b)           Conditions set forth in Loan Agreement.  Each of the conditions set forth in Section 7.1(b) of the Loan Agreement shall have been satisfied or waived in writing by Agent.

8.            Waiver of Claims.  The OF Borrowers and the Existing Borrowers hereby agree that this Joinder is a reasonable agreement among the parties in connection with the current facts and circumstances related to the OF Borrowers’ business and is in keeping with the tenor of the Loan Agreement, and the OF Borrowers and the Existing Borrowers hereby completely and generally waive, release, remise, acquit and forever discharge the Lenders and their respective affiliates, present and past officers, directors, agents, attorneys, predecessors, successors, insurers, parent, subsidiary and sibling corporations and entities, and assigns (collectively, the “Bank Releasees”) of and from any and all past and present claims, damages or causes of action arising or relating in any way to the actions of the Bank Releasees relating to the Loan Agreement, this Joinder, the Transaction Documents or any other agreement among the parties, which the OF Borrowers or the Existing Borrowers ever had or now has against the Bank Releasees, or any of them.

9.            Miscellaneous.

(a)           No modification, rescission, waiver, release, or amendment of any provision of this Joinder shall be made, except by a written agreement signed by the OF Borrowers and a duly authorized officer of each Lender.

(b)           This Joinder may be executed in any number of counterparts, and by Lenders and the OF Borrowers on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Joinder.

(c)           The provisions of this Joinder are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Joinder is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

(d)           The terms of this Joinder, the Loan Agreement and the Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Joinder shall prevail.

(e)           This Joinder, the Loan Agreement, and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements among such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by Lenders to the OF Borrowers.

(f)           THIS JOINDER, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE.

(g)           THE OF BORROWERS AND LENDERS AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THE TRANSACTION DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO, AND BORROWERS WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO BORROWERS, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OR THE UNITED STATES.

(h)           THE OF BORROWERS AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWERS OR LENDERS MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWERS REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWERS ACKNOWLEDGE THAT THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS JOINDER BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

(i)           ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (LENDERS) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE TRANSACTION DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first above written.

OF AIR HOLDINGS CORPORATION, OMNIFLIGHT HELICOPTERS, INC. OMNIFLIGHT HELICOPTER SERVICES, INC., OMNI TRANSPORT SYSTEMS, ALABAMA, LLC, OMNI TRANSPORT SYSTEMS, CHARLESTON, LLC, NATIVE AIR SERVICES, INC., NATIVE AMERICAN AIR AMBULANCE, INC., NATIVE AMERICAN AIR AMBULANCE, LLC, ENCHANTMENT AVIATION, INC. AND OTS (SUB), LLC

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

Acknowledged and Agreed as to Paragraphs 6 and 8:

AIR METHODS CORPORATION,
ROCKY MOUNTAIN HOLDINGS, L.L.C.,
MERCY AIR SERVICE, INC.,
LIFENET, INC., FSS AIRHOLDINGS, LLC,
CJ SYSTEMS AVIATION GROUP, INC.,
SPECIAL JET SERVICES, LLC,
AIR METHODS TRANSPORT COMPANY AND
UNITED ROTORCRAFT SOLUTIONS, LLC

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

LENDERS:

As Lender, Administrative Agent, Joint Lead Arranger and Sole Book Runner:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Michelle K. Bushey
Name:	Michelle K. Bushey
Title:	Senior Vice President

Address:
1675 Broadway, Suite 300
Denver, Colorado 80202
Attn:	Michelle Bushey
Phone:	720-904-4536
Facsimile:	720-904-4515

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

As Lender, Joint Lead Arranger and Co-Syndication Agent:

BANK OF AMERICA, N.A.

By:	/s/ Robert Likos
Name:	Robert Likos
Title:	Senior Vice President

Address:
370 17th Street, Suite 3590
Denver, Colorado 80202
Attn:	Robert Likos
Phone:	303-825-7571
Facsimile:	303-825-7580

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

As Lender, Joint Lead Arranger and Documentation Agent:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

Address:
249 Fifth Avenue
Pittsburg, PA 15222
Attn:	Philip K. Liebscher
Phone:	412-762-3202
Facsimile:	412-762-6484

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

As Lender, Joint Lead Arranger and Co-Syndication Agent:

BBVA COMPASS BANK

By:	/s/ Mark A. Mooney
Name:	Mark A. Mooney
Title:	Senior Vice President

Address:
999 18th Street, Ste 2800
Denver, CO 80202
Attn:	Mark A. Mooney
Phone:	(303) 217-2257
Facsimile:	(303) 209-8499

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brennon J. Crist
Name:	Brennon J Crist
Title:	Senior Vice President

Address:
1125 17th Street, 3rd Floor
Denver, CO 80202
Attn:	Brennon J Crist
Phone:	(303) 244-3220
Facsimile:	(303) 244-3351

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

RBS CITIZENS, N.A.

By:	/s/ André A. Nazareth
Name:	André A. Nazareth
Title:	Senior Vice President

Address:
27777 Franklin Road, 19th Floor
Southfield, Michigan 48034
Attn:	André A. Nazareth
Phone:	(248) 226-7736
Facsimile:	(248) 228-9402

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

BOKF, NA dba Colorado State Bank and Trust

By:	/s/ Matthew J. Mason
Name:	Matthew J. Mason
Title:	Vice President

Address:
1600 Broadway, 4th floor
Denver, CO 80202
Attn:	Matthew J. Mason
Phone:	(303) 863-4265
Facsimile:	(303) 863-4463

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

FIFTH THIRD BANK

By:	/s/ Mitchell A. Early
Name:	Mitchell A. Early
Title:	Portfolio Manager

Address:
38 Fountain Square Plaza
Cincinnati, OH 45263
Attn:	Mitchell A. Early
Phone:	(312) 704-5535
Facsimile:	(312) 704-7365

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

UMB BANK COLORADO, N.A.

By:	/s/ Patrick Fairfield
Name:	Patrick Fairfield
Title:	Senior Vice President

Address:
1670 Broadway
Denver, CO 80202
Attn:	Patrick Fairfield
Phone:	(303) 839-2298
Facsimile:	(303) 839-2289

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

BANK OF THE WEST

By:	/s/ Terry A. Switz
Name:	Terry A. Switz
Title:	Vice President

Address:
600 17th Street, Suite 1500
Denver, CO 80202
Attn:	Terry A. Switz
Phone:	(303) 202-5760
Facsimile:	(402) 918-7253

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Carlos L. Lamboglia
Name:	Carlos L. Lamboglia
Title:	Assistant Vice President

Address:
US Bancorp Center
BC-MN-H03P
800 Nicollet Mall
Minneapolis, MN 55402
Attn:	Carlos L. Lamboglia
Phone:	(612) 303-3788
Facsimile:	(612) 303 2265

[Signature Page to Joinder to Amended and restated Revolving Credit,
Term Loan and Security Agreement]